                                                                   EXHIBIT 10.50



                               DEED OF TRUST NOTE

U.S. $79,100,000.00                                           New York, New York
                                                              September 27, 1995


         1. FOR VALUE RECEIVED, THIRD AND UNIVERSITY LIMITED PARTNERSHIP, a Washington limited partnership, having an address at 1191 Second Avenue, Seattle, Washington 98101, ("Maker"), promises to pay to the order of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, or its successors or assigns (Teachers Insurance and Annuity Association of America and its successors and assigns being hereinafter collectively referred to as "Payee"), the principal sum of SEVENTY NINE MILLION ONE HUNDRED THOUSAND DOLLARS ($79,100,000.00), in lawful money of the United States of America with interest thereon from the date of this Note as set forth in Paragraphs 2 and 3 below.

         2. The term "Interest Rate" as used in this Note shall mean from the date of this Note through and including the Maturity Date (hereinafter defined), a rate of SEVEN AND 53/100THS (7.53%) percent per annum. Interest on the principal sum of this Note which is payable in monthly installments as set forth in Paragraph 3 below shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. However, interest due and payable for a period of less than a full calendar month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on a three hundred sixty five (365) day year.

         3. Maker shall make monthly payments of interest only on the unpaid principal balance in the amount of FOUR HUNDRED NINETY SIX THOUSAND THREE HUNDRED FIFTY-TWO AND 50/100 DOLLARS ($496,352.50), payable in arrears, on the first day of November, 1995 and on the first day of each calendar month thereafter up to and including the first day of October, 2005 (each of such monthly payment dates being referred to herein as a "Monthly Due Date"). In addition to interest payable at the Interest Rate as provided in the preceding sentence, on October 1, 1995 Maker shall also make a payment of accrued interest only for the period from the date hereof to and including September 30, 1995. The unpaid principal sum and all interest thereon and all other sums and fees due under this Note and the other Loan Documents (as defined in the Deed of Trust (hereinafter defined)) shall be due and payable on the first day of November, 2005 (the "Maturity Date"). All payments under this Note shall be paid by wire transfer of immediately available funds to Morgan Guaranty Trust Company, New York, New York, Account #2184968, ABA Routing #021000238, for the account of Teachers Insurance and Annuity Association of America Re: WA-187; M# 000396400 or to such other designated bank or place, or in such other manner, as Payee may from time to time specify in writing. If the first day of any month shall fall on a non-business day, the Monthly Due Date for such month shall be deferred to the next business day.

         4. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon, and all other sums and fees payable hereunder, under the Deed of Trust , and under the other Loan Documents (such amounts hereinafter collectively referred to as the "Indebtedness") shall without notice become immediately due and payable at the option of Payee on the happening of any Event of Default (as defined in the Deed of Trust), provided that if an event described in paragraph 55 of the Deed of Trust shall occur, the entire Indebtedness shall automatically become immediately due and payable. Failure to exercise this option by Payee shall not constitute a waiver of the right to exercise same thereafter with respect to such Event of Default in the case of any subsequent Event of Default.

         5. (a) The Indebtedness may not be prepaid prior to October 1, 1998. From and after October 1, 1998, such Indebtedness may be prepaid, in whole, but not in part, on a Monthly Due Date, upon not less than ninety (90) days prior written notice to the Payee and upon simultaneous payment of the greater of (a) an amount equal to one percent (1%) of the then outstanding principal balance of this Note, or (b) the amount by which the sum of the Discounted Values (hereinafter defined) of all Note Payments (hereinafter defined) from the date of prepayment to and including the Maturity Date, calculated at the Discount Rate (hereinafter defined) , exceeds the amount of the prepaid principal (the "Prepayment Fee"). The Indebtedness may be prepaid without premium on or after the date that is the one hundred and eightieth (180th) day immediately preceding the Maturity Date. As used herein, the following terms shall have the respective meanings set forth below:

         "Discount Rate" shall mean the sum of (a) the yield on a U.S. Treasury issue selected by Payee, as published in the Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and a coupon rate corresponding (or most closely corresponding, if not identical) to seven and 53/100ths percent (7.53%) per annum plus (b) 50/-100ths percent (.50%).

         "Default Discount Rate" shall mean the Discount Rate minus three hundred basis points.

         "Discounted Value" shall mean the discounted value of a Note Payment based on the following formula:

                 NP           =        Discounted Value
             ----------
                       n
             (1 + R/12)



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
         NP = Amount of Note Payment

         R  = Discount Rate or Default Discount Rate, as the case may be

         n = the number of months between the date of prepayment and the scheduled date of the Note Payment in question, rounded to the nearest integer

         "Note Payments" shall mean (i) any scheduled payment of interest on the principal Indebtedness (but excluding all other payments under this Note, the Deed of Trust (hereinafter defined), and the other Loan Documents) for the period between the date of prepayment and the Maturity Date and (ii) the scheduled repayment of the principal balance of this Note at the Maturity Date.

         (b) After default and acceleration of maturity under this Note, the Deed of Trust, or the other Loan Documents, or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the entire Indebtedness, any judgment of foreclosure, any sum due at foreclosure (including sale under power of sale) and any tender of payment during any redemption period after foreclosure, to the extent permitted by law, shall include an evasion of prepayment premium which is the greater of
(a) an amount equal to four (4%) percent of the then outstanding principal balance@ of this Note, or (b) the amount by which the sum of the Discounted Values of Note Payments, calculated at the Default Discount Rate, exceeds the then outstanding principal balance of this Note. Such tender of payment shall be deemed to be a voluntary prepayment hereunder and such prepayment, to the extent permitted by law, will therefore include the Prepayment Fee.

         (c) Maker acknowledges that the Prepayment Fee is bargained-for-consideration and not a penalty, and Maker recognizes that Payee would incur substantial additional costs and expense in the event of any prepayment of the principal balance of this Note.

         6. Maker agrees that upon the occurrence of any Event of Default, whether or not the entire Indebtedness is accelerated, interest on all amounts past due hereunder shall accrue thereafter at a rate (the "Default Rate") equal to twelve and 53/100ths (12.53%) percent per annum until paid. This charge shall be secured by the Deed of Trust. This clause, however, shall not be construed as an agreement or privilege to extend the date of any part of the payment of the Indebtedness, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of an Event of Default. Payee shall have the right to exercise any and all rights and remedies available at law and in equity.

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
         7 . This Note is secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Deed of Trust") and that certain Assignment of Leases and Rents (the "Assignment of Leases"), each dated the date hereof given by Third and University Limited Partnership to or for the benefit of Payee covering certain premises located in King County, State of Washington, as more particularly described therein and intended to be duly recorded in said county.

         8. (a) Notwithstanding anything herein, in the Deed of Trust or in any other Loan Document to the contrary, it is not the intention of Payee to charge or collect any interest (whether fixed, contingent or otherwise) which would result in a rate of interest being charged which is in excess of the maximum rate, if any, now permitted by law for this transaction to be charged; and in the event that any sum in excess of such maximum rate of interest is paid or charged, the same shall be deemed to have been a prepayment of principal when paid, without premium or penalty, and all payments made thereafter shall be appropriately applied to interest and principal to give effect to such maximum rate.

         (b) If during the term of this Note the maximum rate of interest, if any, now permitted by law for this transaction to be charged should be increased, then for so long as such increase is in effect, the applicable maximum rate permitted to be charged referred to in the paragraph immediately preceding shall be deemed to be such increased rate. If such maximum rate of interest, if any, now permitted by law to be charged for this transaction should be deleted so that there would be no such maximum rate, then for purposes of this Note there shall thereafter be no maximum rate limiting the amount that can be charged.

         9. In addition to any other payment which Maker may be required to make pursuant to this Note, any Deed of Trust or any other Loan Document, including, without limitation, interest at the Default Rate, if Maker shall fail to timely make any payment of interest or principal or any other payment required under the Loan Documents within five days of the due date, a late charge by way of damages shall be immediately due and payable. Maker recognizes that default by Maker in making the payments herein, in any Deed of Trust or in any other Loan Document when due will result in Payee incurring additional expense in servicing the Loan (hereinafter defined), in loss to Payee of the use of the money due and in frustration to Payee in meeting its other commitments. Maker agrees that, if f or any reason Maker fails to pay the amounts due hereunder, under any Deed of Trust or under any other Loan Document when due, Payee shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to five



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
cents ($.05) for each one dollar ($1.00) of each payment which becomes delinquent is a reasonable estimate of the said damages to Payee, which sum Maker agrees to pay on demand and shall be secured by the Deed of Trust.

         10. (a) Notwithstanding any provisions in this Note, the Deed of Trust, the Assignment of Leases or in any other security documents (the "Other Security Documents") executed or delivered in connection with the loan evidenced by this Note (the "Loan") to the contrary (except as hereinafter provided in this Paragraph 10), it is expressly understood and agreed that if Payee at any time takes action to enforce the collection of the Indebtedness, Payee will proceed to foreclose the Deed of Trust (including, without limitation, foreclosure pursuant to the exercise of the power of sale in the Deed of Trust), and to realize on any other collateral now or hereafter given to secure the Loan, instead of instituting suit upon this Note. If a lesser sum is realized from the foreclosure of the Deed of Trust and sale of the Trust Property (as defined in the Deed of Trust) (and realization on such other collateral) than the amount then due and owing under this Note, the Deed of Trust and the Other Security Documents, Payee will never (except as hereinafter provided in this Paragraph 10 or in accordance with the Deed of Trust) institute any action, suit, claim or demand in law or in equity against Maker or any partner or principal of Maker for or on account of the deficiency.

         (b) Notwithstanding anything to the contrary contained in subparagraph (a) , nothing contained in this Paragraph will in any way affect or impair (i) the validity of the Indebtedness, the lien of the Deed of Trust, Assignment of Leases or the Other Security Documents or any representation or warranty of title made in the Deed of Trust or in any other Loan Document which will remain in full force and effect and shall inure to the benefit of Payee and to the benefit of any insurer of title to the Trust Property; (ii) the right which Payee may have under any bankruptcy or similar law of the United States or the States of New York and Washington to file a claim for the full amount of the Loan or to require that all of the collateral securing the Loan shall continue to secure all of the Indebtedness; (iii) the right of Payee as beneficiary or secured party to commence an action to foreclose any lien or security interest; (iv) Payee's rights under any master lease, indemnity or guarantee given in connection with the Indebtedness; (v) Payee's right to present and collect on any letter of credit given in connection with the Indebtedness; or (vi) Payee's rights under the Environmental Indemnity dated the date hereof executed by Maker, 1212 Second Avenue Limited Partnership and ARICO-Seattle, Inc. in favor of Payee, with respect to the Trust Property.

         (c) Further, notwithstanding anything to the contrary contained herein, the following are excluded and excepted from the provisions of subparagraph (a) and Payee may recover personally against Maker and any partner or principal of Maker for the following:

         (i) all losses, damages or liabilities suffered by Payee arising out of any fraud or willful misrepresentation by Maker or any of Maker's partners or principals;

         (ii) all rents and other revenues, payments or reimbursements of any kind whatsoever (including, without limitation, all payments and contributions from tenants for taxes, insurance, operating expenses and common area maintenance charges) (A) derived from the Trust Property or any part thereof after an Event of Default by Maker under any of the Loan Documents or
(B) on deposit on the date such default occurs in one or more accounts used by Maker or Maker's agents, representatives or property manager in connection with the operation of the Trust Property or any part thereof, except to the extent properly applied (as documented by evidence reasonably satisfactory to Payee) to the normal and customary expenses and operation of such Trust Property;

         (iii) all security deposits collected by Maker (or any of Maker's predecessors) and not properly refunded to tenants and all advance rents collected by Maker (or any of Maker's predecessors) and not properly applied in due course, such proper refunding or application to be documented in accordance with generally accepted accounting principles consistently applied, which documentation must be reasonably satisfactory to Payee;

         (iv) the replacement cost of any items of personalty or any fixtures removed from the Trust Property or any part thereof by Maker after Maker defaults under any of the Loan Documents;

         (v) all losses, damages or liabilities suffered by Payee arising from any acts of commission or omission by Maker that result in waste upon the Trust Property or any part thereof as determined by a court of competent jurisdiction;

         (vi) all mechanic's liens, materialmen's liens or any other liens arising from work performed on or materials delivered to the Trust Property or any part thereof prior to foreclosure of the Deed of Trust and sale of such Trust,Property or any part thereof but only to the extent Payee had advanced funds to pay for such work or materials;

         (vii) any insurance proceeds, condemnation awards or trust funds attributable to the Trust Property or any part .thereof that are not applied in accordance with the terms of the Deed of Trust or any other Loan Document and any insurance proceeds, condemnation awards or trust funds attributable to the Trust Property or any part thereof that were not paid to Payee when required under the terms of the Deed of Trust or any other Loan Document;

         (viii) all losses, damages or liabilities suffered by Payee arising out of any event or occurrence which causes a misrepresentation or breach of warranty or covenant made by Maker or any partner or principal of Maker contained in any Loan Document with respect to the existence of any hazardous or toxic waste, waste product or substance at the Trust Property or any part thereof, but only to the extent of the reduction in value of the Trust Property therefrom;

         (ix) Maker's failure to pay after demand any costs and expenses in connection with the existence of any hazardous or toxic waste, waste product or substance at the Trust Property or any part thereof, incurred by Payee in connection with any order, consent, decree, settlement, judgment or verdict arising from the deposit, storage, disposal, dumping, injecting, spilling, leaking or other placement or release upon or in such Trust Property or any part thereof of a hazardous or toxic waste, waste product or substance as defined in 42 U.S.C. Section 9601 or as defined in any other law, statute, order, rule or regulation of any governmental authority; or

         (x) all losses, damages or liabilities suffered by Payee arising out of any misappropriation or misapplication of Loan proceeds by Maker or any of Maker's partners or principals.

         Any reference to Maker in this subparagraph (c) or in any other provision of this Note for the benefit of Payee shall be deemed to refer to any one or more Maker as well as to Maker collectively.

         11. No failure to accelerate the Indebtedness by reason of any Event of Default hereunder, acceptance of a past due installment or indulgence or forbearance granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the Indebtedness or as a waiver of such right of acceleration or of the right of Payee thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of New York. Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Payee agrees otherwise in writing. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         12. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

         13. Maker and all other persons or parties who may become liable for the payment of all or any part of the Indebtedness do hereby jointly and severally (a) waive and renounce any and all exemption and homestead rights and the benefit of all valuation and appraisement privileges, any statute of limitations, moratorium, stay, reinstatement, redemption or marshalling as against the Indebtedness or any renewal or extension thereof and (b) waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment. No release of any security for the Indebtedness or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any Deed of Trust, or any other Loan Document made by agreement between Payee and any such other person or party shall release, discharge, modify, change or affect the liability of Maker, and any other person who may become liable for the payment of all or any part of the Indebtedness, under any other provision of this Note or any Deed of Trust. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, MAKER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR THE INTERPRETATION, BREACH OR ENFORCEMENT HEREOF.

         14. In the event that it should become necessary to employ counsel to collect the Indebtedness or to protect or foreclose the security hereof, Maker agrees to pay the attorneys' fee for the services and disbursements of such counsel whether or not suit be brought together with all costs actually incurred in connection with the collection or attempted collection of the Indebtedness.

         15. All of the terms, covenants and conditions contained in the Deed of Trust and all other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

         16. (a) THIS NOTE WAS NEGOTIATED IN NEW YORK, AND MADE, BY MAKER AND ACCEPTED BY PAYEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE

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
AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE DEED OF TRUST, ASSIGNMENT OF LEASES AND THE OTHER SECURITY DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE TRUST PROPERTY (AS DEFINED IN THE DEED OF TRUST) IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE, AND THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO Section 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR ANY MAKER OR PAYEE ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN- NEW YORK OR WASHINGTON AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT WRIGHT RUNSTAD & COMPANY, HAVING AN OFFICE AT 1191 SECOND AVENUE, SEATTLE, WASHINGTON 98101 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREE THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF MAKER MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED IN THIS NOTE, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER AND EACH MAKER, IN ANY SUCH SUIT, ACTION OR PROCEEDING. MAKER (i) SHALL GIVE PROMPT NOTICE TO PAYEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN EITHER NEW YORK OR WASHINGTON (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), PROVIDED THAT MAKER SHALL HAVE THE SAME AUTHORIZED AGENT WITH THE SAME ADDRESS AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK OR WASHINGTON OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

         17. Except as otherwise specified herein, any notice or other communication under this Note shall be effective and valid only if in writing, referring to this Note, signed by the party giving such notice, and delivered either by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested,.addressed to the other party as follows (or to each other address or person as either party or person entitled to notice may by notice to the other party specify):

                 To Payee:
                 ---------


                 Teacher's Insurance and Annuity Association
                 730 Third Avenue
                 New York, New York 10017
                 Attn: Managing Director
                   Mortgage and Real Estate
                   Division
                 Region: West/Northwest

                 TIAA Appl. # WA-187
                 M-000396400

                 with a copy concurrently to:


                 Teacher's Insurance and Annuity Association
                 730 Third Avenue
                 New York, New York 10017
                 Attn: Vice President and Chief
                   Counsel in charge of Mortgage
                   and Real Estate Law

                 TIAA Appl. # WA-187
                 M-000396400

                 To Maker:
                 ---------

                 Third and University Limited Partnership
                 c/o Wright Runstad & Co.
                 Suite 2000
                 1191 Second Avenue
                 Seattle, Washington 98101
                 Attn: Douglas Norberg

                 with a courtesy copy to:

                 Third and University Limited Partnership
                 c/o ARICO-Seattle, Inc.
                 31 West 52nd Street
                 New York, New York 10019
                 Attn: President

                 with a courtesy copy to:

                 Jerome D. Whalen, Esq.
                 Whalen & Firestone
                 1221 Second Avenue

                 Suite 410
                 Seattle, Washington 98101


provided, however, that notice to either general partner of Maker shall be and be deemed to constitute notice to Maker and to the other general partner of Maker.

         Unless otherwise specified, notices shall be deemed given as follows:
(i) if delivered by nationally recognized overnight courier delivery service, on the day following the day such notice is sent, or (ii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above.

         18. If any term, covenant or condition of this Note is held to be invalid, illegal or unenforceable in any respect, this Note shall be construed without such provision.

         19. Maker represents that Maker and the representatives of Maker subscribing below have full power, authority and legal right to execute and deliver this Note and that the Indebtedness hereunder constitutes a valid and binding obligation of Maker.

         20. PLEASE NOTE THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.


                                  THIRD AND UNIVERSITY LIMITED
                                    PARTNERSHIP, a Washington limited
                                    partnership

                                  BY:      1212 SECOND AVENUE LIMITED
                                    PARTNERSHIP, a Washington limited
                                    partnership, its general partner

                                  By:      1201 Third Avenue Limited
                                    Partnership, a Washington limited
                                    partnership, its general partner

                                  By:      Wright Runstad Associates
                                    Limited Partnership, a
                                    Washington limited partnership,
                                    its general partner

                                  By:      Wright Runstad & Company, a
                                    Washington corporation, its
                                    general partner


                                           By: /s/ DOUGLAS E. NORBERG
                                              ------------------------
                                              Douglas E. Norberg,
                                              President

                                  BY:      ARICO-SEATTLE, INC., a Delaware
                                    corporation, its general partner


                                           By: /s/ SCOTT M. DALRYMPLE
                                              ------------------------
                                                   Scott M. Dalrymple,
                                                   Vice President


                                           By: /s/ KEVIN P. MAHONEY
                                              ------------------------
                                                   Kevin P. Mahoney,
                                                   Vice President and
                                                      Treasurer